UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2009

TRANSATLANTIC HOLDINGS, INC.
 (Exact Name of Registrant as Specified in its Charter)

Delaware	1-10545	13-3355897
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification Number)
Incorporation)

80 Pine Street, New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 365-2200

                                      NONE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.          OTHER EVENTS.

Debt Offering by TRH

     On November 18, 2009, Transatlantic Holdings, Inc. (“TRH”) launched an underwritten offering (the “Offering”) of its senior notes due 2039. The Offering is only being made under a prospectus supplement and the accompanying prospectus filed with the Securities and Exchange Commission pursuant to TRH’s automatic shelf registration statement on Form S-3 (Registration No. 333-155811).

Ratio of Earnings to Fixed Charges

     The Computation of the Ratio of Earnings to Fixed Charges for TRH for the fiscal years ended December 31, 2004, December 31, 2005, December 31, 2006, December 31, 2007 and December 31, 2008 and the nine months ended September 30, 2009 is attached hereto as Exhibit 12.1 and is incorporated by reference into this Current Report on Form 8-K.

ITEM 9.01.          FINANCIAL STATEMENTS AND EXHIBITS.

(d)          Exhibits.

Exhibit
No.	Description
12.1	Computation of Ratio of Earnings to Fixed Charges.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSATLANTIC HOLDINGS, INC.
(Registrant)

By:	/s/ Gary A. Schwartz
Gary A. Schwartz
Senior Vice President and General Counsel

Date: November 18, 2009

Exhibit Index

Exhibit
No.	Description
12.1	Computation of Ratio of Earnings to Fixed Charges.